Accrued Expenses and Other Current Liabilities (Details) - Schedule of accrued expenses and other current liabilities - USD ($)		Dec. 31, 2020	Dec. 31, 2019
Schedule of accrued expenses and other current liabilities [Abstract]
Provision for professional fees		$ 582,811	$ 573,667
Government authorities	[1]	395,512	34,830
Grants received in advance		808,856
Provision for legal claims		47,588	44,269
Other		88,667	137,331
Total accrued expenses and other current liabilities		$ 1,923,434	$ 790,097

[1]	Such amount contains primarily liability to Israel National Authority for Technology and Innovation (“NATI”). See Note 3 for additional information. Please also note that the majority of the liability towards NATI is presented in a separate line item within the non-current liabilities according to the related settlement.